UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

CENTRAL FEDERAL BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-55553	47-4884908
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

210 West 10th Street, Rolla, Missouri 65401
(Address of principal executive offices) (Zip Code)

(573) 364-1024

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 5, 2017, Central Federal Bancshares, Inc. (the “Company”) announced that its Board of Directors has adopted a stock repurchase program. Under the repurchase program, the Company may repurchase up to 178,802 shares of its common stock, or approximately 10% of the current outstanding shares. Repurchases will be made no sooner than the termination of the Company’s regular quarterly trading blackout after the Company publicly releases its results of operations for the fiscal quarter ended March 31, 2017, and consistent with the Company’s trading policies.

A copy of the press release dated April 5, 2017, announcing the stock repurchase program is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Exhibit Description
99.1	Press release dated April 5, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRAL FEDERAL BANCSHARES, INC.

Date: April 5, 2017	By:	/s/ William A. Stoltz
William A. Stoltz
President and Chief Executive Officer

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